UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

MSC – Medical Services Company

(Exact name of registrant as specified in its charter)

Florida	333-132913	59-2997634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11764-1 Marco Beach Drive

Jacksonville, Florida 32224

(Address of principal executive offices, including zip code)

(904) 646-0199

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 30, 2007, the Company entered into a Settlement and Release Agreement in connection with the previously disclosed indemnification claim concerning the disposition of funds held in escrow in connection with the March 31, 2005 acquisition of the Company by MCP-MSC Acquisition, Inc., the Company’s parent. The terms of the Settlement and Release Agreement are confidential.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2007	MSC – MEDICAL SERVICES COMPANY

/s/ Joseph P. Delaney
Joseph P. Delaney
President, Chief Executive Officer